UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 16, 2013

PETROSONIC ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53881	98-0585718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 300, 714 – 1st Street SE, Calgary, AB, Canada, T2G 2G8

(Address of Principal Executive Offices)

(403) 708-7869

(Issuer's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Petrosonic Energy, Inc. is filing this Amendment No. 1 to the Current Report on Form 8-K that was filed on January 23, 2013 to revise the information included in Item 1.01.

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On January 16, 2013, Petrosonic Energy, Inc. (the "Company") closed a private placement with certain accredited investors (the “Investors”) pursuant to the terms of a Securities Purchase Agreement whereby the Company sold to the Investors an aggregate of 12,610,000 shares of the Company’s common stock (the “Shares”), at a price of $0.25 per Share, for aggregate cash proceeds to the Company of $3,152,500.

In connection with the sale of the Shares the Company paid fees totaling $215,000 in cash along with warrants to purchase an aggregate of 275,000 shares of our common stock at a price per share of $0.50 (the “Warrants”). The Warrants have a two-year exercise period.

At the closing of the Securities Purchase Agreement, the Company and the Investors also entered into a Registration Rights Agreement, whereby the Company granted the Investors certain registration rights and agreed to use reasonable best efforts to cause a registration statement on Form S-1 to be filed within six months following the closing, and to use its reasonable best efforts to cause such registration statement to be declared effective.

The form of Securities Purchase Agreement is attached to this report as Exhibit 10.1, the form of Warrant is attached to this report as Exhibit 10.2, and the form of Registration Rights Agreement is attached to this report as Exhibit 10.3, and their terms and conditions are incorporated herein. The foregoing statements are not intended to be a complete description of all terms and conditions.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed under Item 1.01 of this Current Report on Form 8-K with respect to the Company’s unregistered sale of the Shares and the Warrants is incorporated into this Item 3.02 in its entirety. The issuance of the Shares and Warrants were conducted by the Company and the Shares and Warrants were issued in reliance upon Rule 506 of Regulation D of the Securities Act of 1933, as amended, and comparable exemptions for sales to “accredited” investors under state securities laws.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Securities Purchase Agreement (previously filed)
10.2	Warrant (previously filed)
10.3	Registration Rights Agreement (previously filed)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROSONIC ENERGY, INC.

February 13, 2013

/s/ Art Agolli

Art Agolli

President, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Securities Purchase Agreement (previously filed)
10.2	Warrant (previously filed)
10.3	Registration Rights Agreement (previously filed)